EXHIBIT 99.2
                                                                    ------------


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


         The accompanying unaudited pro forma consolidated balance sheet information as of March 31, 2007 assumes the acquisition of ResortQuest Mainland (the "Acquisition") had occurred on March 31, 2007. The accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007 are presented to reflect the Acquisition as if it had occurred on January 1, 2006. Certain of the pro forma adjustments reflect a preliminary allocation of the purchase price and necessarily involve certain estimates. The Company has not finalized its allocation of the purchase price. When finalized, any changes to the preliminary purchase price allocation could result in changes to property and equipment, intangible assets and/or goodwill; any such changes are not expected to be material to the Company.

         The accompanying unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended March 31, 2007 and the historical combined financial statements and notes thereto of ResortQuest Mainland, which are included in this Report under Item 9.01(a). The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of actual results had the foregoing transactions occurred as described in the preceding paragraph, nor do they purport to represent results of future operations.

Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2007
(In thousands)

                                                                ResortQuest
                                                  Leucadia        Mainland        Pro Forma        Pro Forma As
                                                 Historical      Historical      Adjustments        Adjusted
                                                 ----------      ----------       ----------       ----------
ASSETS
Current assets:
  Cash and cash equivalents                      $  700,438      $    4,335       $   (3,216)(a)   $  701,557
  Investments                                       600,990            --               --            600,990
  Trade, notes and other receivables, net           114,725          11,122             --            125,847
  Prepaids and other current assets                 140,844          23,492             --            164,336
                                                 ----------      ----------       ----------       ----------

    Total current assets                          1,556,997          38,949           (3,216)       1,592,730
Non-current investments                           1,785,939            --               --          1,785,939
Notes and other receivables, net                     19,055            --               --             19,055
Intangible assets, net and goodwill                  63,453          83,517          (83,517)(b)       71,503
                                                                                       8,050 (b)
Deferred tax asset, net                           1,024,221            --               --          1,024,221
Other assets                                        431,798             396             --            432,194
Property, equipt & leasehold improvements, net      234,523          29,387            2,500 (b)      266,410
Investments in associated companies                 908,382            --               --            908,382
                                                 ----------      ----------       ----------       ----------
  Total                                          $6,024,368      $  152,249       $  (76,183)      $6,100,434
                                                 ==========      ==========       ==========       ==========

LIABILITIES
Current liabilities:
  Trade payables and expense accruals            $  149,303      $   25,284       $     --         $  174,587
  Deferred revenue                                   61,876          34,144             --             96,020
  Other current liabilities                           9,836           5,257             --             15,093
  Debt due within one year                          190,385            --               --            190,385
  Income taxes payable                                   49            --               --                 49
                                                 ----------      ----------       ----------       ----------

    Total current liabilities                       411,449          64,685             --            476,134
  Deferred tax liability, net                          --             8,138           (8,138)(c)         --
  Other non-current liabilities                      93,780           3,381             --             97,161
  Due to Gaylord                                       --           269,669         (269,669)(d)         --
  Long-term debt                                  1,475,843            --              8,000 (a)    1,483,843
                                                 ----------      ----------       ----------       ----------
    Total liabilities                             1,981,072         345,873         (269,807)       2,057,138
                                                 ----------      ----------       ----------       ----------

Commitments and contingencies

Minority interest                                    23,865            --               --             23,865
                                                 ----------      ----------       ----------       ----------


SHAREHOLDERS' EQUITY (DEFICIT)
Common stock                                        216,580            --               --            216,580
Additional paid-in capital                          528,339            --               --            528,339
Accumulated other comprehensive income              105,380             265             (265)(e)      105,380
Retained earnings (deficit)                       3,169,132        (193,889)         193,889 (e)    3,169,132
                                                 ----------      ----------       ----------       ----------
  Total shareholders' equity (deficit)            4,019,431        (193,624)         193,624        4,019,431
                                                 ----------      ----------       ----------       ----------
  Total                                          $6,024,368      $  152,249       $  (76,183)      $6,100,434
                                                 ==========      ==========       ==========       ==========


Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(In thousands, except per share amounts)

                                                                        ResortQuest
                                                       Leucadia           Mainland           Pro Forma           Pro Forma As
                                                      Historical         Historical         Adjustments            Adjusted
                                                     -----------        -----------         -----------          -----------
REVENUES AND OTHER INCOME:
 Manufacturing                                       $   450,835        $      --           $      --            $   450,835
 Property management & service fees                         --              153,802                --                153,802
 Investment and other income                             294,678              5,941                --                300,619
 Net securities gains                                    117,159               --                  --                117,159
                                                     -----------        -----------         -----------          -----------
                                                         862,672            159,743                --              1,022,415
                                                     -----------        -----------         -----------          -----------

EXPENSES:
 Manufacturing cost of sales                             386,466               --                  --                386,466
 Direct operating expenses for property management
   and services                                             --              128,596                --                128,596
 Interest                                                 79,392             13,218             (13,218)(f)           80,192
                                                                                                    800 (g)
 Salaries and incentive compensation                      89,501               --                10,218 (h)           99,719
 Depreciation and amortization                            22,105              9,082              (3,629)(i)           28,779
                                                                                                  1,221 (j)
 Selling, general and other expenses                     151,388             33,208             (10,218)(h)          174,378
 Impairment of long-lived assets                            --              107,778            (107,778)(k)             --
                                                     -----------        -----------         -----------          -----------
                                                         728,852            291,882            (122,604)             898,130
                                                     -----------        -----------         -----------          -----------

 Income (loss) from continuing operations
  before income taxes & equity in income
  of associated companies                                133,820           (132,139)            122,604              124,285
Income taxes                                              41,771             (8,484)              4,976 (l)           38,263
                                                     -----------        -----------         -----------          -----------
 Income (loss) from continuing operations before
  equity in income of associated companies                92,049           (123,655)            117,628               86,022
Equity in income of associated companies, net
  of taxes                                                37,720               --                  --                 37,720
                                                     -----------        -----------         -----------          -----------
Income (loss) from continuing operations             $   129,769        $  (123,655)        $   117,628          $   123,742
                                                     ===========        ===========         ===========          ===========

Basic earnings per common share:
  Income from continuing operations                  $      0.60                                                 $      0.57
  Number of shares used in calculation                   216,233                                                     216,233

Diluted earnings per common share:
  Income from continuing operations                  $      0.60                                                 $      0.57
  Number of shares used in calculation                   231,885                                                     231,885

Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2007
(In thousands, except per share amounts)

                                                                       ResortQuest
                                                       Leucadia          Mainland         Pro Forma        Pro Forma As
                                                      Historical        Historical       Adjustments         Adjusted
                                                     -----------       -----------       -----------       -----------
REVENUES AND OTHER INCOME:
 Manufacturing                                       $    96,594       $      --         $      --         $    96,594
 Telecommunications                                       32,771              --                --              32,771
 Property management & service fees                         --              39,751              --              39,751
 Investment and other income                              51,899               116              --              52,015
 Net securities gains                                     15,921              --                --              15,921
                                                     -----------       -----------       -----------       -----------
                                                         197,185            39,867              --             237,052
                                                     -----------       -----------       -----------       -----------

EXPENSES:
 Cost of sales:
   Manufacturing                                          80,747              --                --              80,747
   Telecommunications                                     27,607              --                --              27,607
 Direct operating expenses for property management
   and services                                             --              31,606              --              31,606
 Interest                                                 20,076             7,391            (7,391)(f)        20,276
                                                                                                 200 (g)
 Salaries and incentive compensation                      19,140               --              2,426 (h)        21,566
 Depreciation and amortization                             6,180             2,023              (794)(i)         7,714
                                                                                                 305 (j)
 Selling, general and other expenses                      52,231             8,496            (2,426)(h)        58,301
                                                     -----------       -----------       -----------       -----------
                                                         205,981            49,516            (7,680)          247,817
                                                     -----------       -----------       -----------       -----------

 Income (loss) from continuing operations
  before income taxes & equity in income
  of associated companies                                 (8,796)           (9,649)            7,680           (10,765)
Income taxes                                              (3,732)              150              (963)(l)        (4,545)
                                                     -----------       -----------       -----------       -----------
 Income (loss) from continuing operations before
  equity in income of associated companies                (5,064)           (9,799)            8,643            (6,220)
Equity in income of associated companies, net
  of taxes                                                12,925              --                --              12,925
                                                     -----------       -----------       -----------       -----------
Income (loss) from continuing operations             $     7,861       $    (9,799)      $     8,643       $     6,705
                                                     ===========       ===========       ===========       ===========

Basic earnings per common share:
  Income from continuing operations                  $      0.04                                           $      0.03
  Number of shares used in calculation                   216,409                                               216,409

Diluted earnings per common share:
  Income from continuing operations                  $      0.04                                           $      0.03
  Number of shares used in calculation                   216,779                                               216,779


         Notes to Unaudited Pro Forma Consolidated Financial Statements

      The unaudited pro forma consolidated balance sheet as of March 31, 2007 reflects the adjustments necessary to record the Acquisition as though it had occurred on March 31, 2007.

      The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 and the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2007 have been prepared assuming the Acquisition had occurred on January 1, 2006 and reflect the effects of certain adjustments to the historical consolidated financial statements that result from the Acquisition. The cash portion of the purchase price was funded from available cash resources.

      The following notes pertain to the unaudited pro forma consolidated financial statements:

      (a) Represents the cash portion of the purchase price, including estimated expenses of $1,200,000, and an $8,000,000 10% four-year promissory note of BEI-RZT. The cash portion of the purchase price used for the pro forma financial statements is less than the actual funds transferred at closing by $8,600,000 because the actual net working capital (as defined in the stock purchase agreement) at March 31, 2007 was less than the estimated net working capital used to determine the closing date payment. The cash portion of the purchase price is subject to final adjustment once the actual closing date net working capital is determined.
      (b) Represents the preliminary adjustment to the fair value of assets acquired. The adjustment eliminates the historical carrying amount of ResortQuest Mainland's intangible assets and goodwill ($83,517,000), and records the preliminary estimate of the adjustment needed to reflect the fair value of property and equipment ($2,500,000) and identifiable intangible assets acquired ($8,050,000), substantially all of which are customer-related intangible assets. The intangible assets are expected to be amortized on a straight-line basis over a seven year period; owned property and equipment is depreciated over useful lives ranging from three to forty years on a straight-line basis. The Company has not yet finalized its allocation of the purchase price, which will be principally based on cash flow valuation techniques and other analyses. The Company does not expect that its final purchase price allocation will be materially different.
      (c) Represents an adjustment to eliminate the historical deferred income tax liability of ResortQuest Mainland, substantially all of which related to historical goodwill and intangible assets. The Company has not recorded a deferred tax asset to the extent that ResortQuest Mainland's net operating loss carryforwards exceed deferred tax liabilities, since the realizability of such deferred tax assets is uncertain.
      (d) Represents the adjustment to eliminate the payable to Gaylord, as this liability is not being assumed in the Acquisition.

      (e) Represents adjustments to eliminate the historical shareholder's equity accounts of ResortQuest Mainland.
      (f) For both periods, represents the adjustment to eliminate the historical interest expense related to the payable to Gaylord referred to in note (d) above.
      (g) For both periods, represents the interest expense related to the note payable by BEI-RZT referred to in note (a) above.
      (h) For both periods, represents a reclassification of ResortQuest Mainland operating expenses to be consistent with the Company's classification.
      (i) For both periods, represents the elimination of historical amortization expenses related to intangible assets that were eliminated as part of the Company's preliminary purchase price allocation discussed in note (b) above.
      (j) For both periods, represents the depreciation and amortization expense related to the fair value of property and equipment and intangible assets acquired, based on the preliminary allocation of the purchase price referred to in note (b) above.
      (k) Represents the adjustment to eliminate the historical impairment of long-lived assets of ResortQuest Mainland which, as referred to in note (b) above, were not recorded as part of the preliminary purchase price allocation.
      (l) For both periods, represents the adjustment to the provision for income taxes to reflect the impact of ResortQuest Mainland's pre-tax results at the Company's marginal federal and state income tax rate.

      The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 also reflects $4,900,000 of revenues recorded by ResortQuest Mainland (included in investment and other income), related to the settlement in full of its claim under its business interruption insurance policies for profits lost as a result of certain hurricanes.